UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
CURRENT REPORT
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2011

TWO RIVERS WATER COMPANY
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 420, Denver, Colorado 80222
_______________________________________________
(Address of principal executive offices)

303-222-1000
__________________________
(Registrant's Telephone number)

(Former Name or Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 – Changes in Registrant’s Certifying Accountant.

Schumacher and Associates, Inc., (“Schumacher”) the independent registered public accountant for Two Rivers Water Company (“the Company”), was dismissed as the Company’s independent registered public accountant on April 7, 2011.

On April 7, 2011, the Audit Committee of the Company approved the engagement of new auditors, Eide Bailly LLP, to be the Company’s Independent Registered Public Accounting Firm.

The action to engage new auditors was approved by both Audit Committee and the Board of Directors.

In connection with the audits of the fiscal years ended December 31, 2010 and 2009 and through April 7, 2011, no disagreements exist with Schumacher on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Schumacher have caused them to make reference  in connection with their report to the subject of  the disagreement(s).

The audit reports from Schumacher and Associates, Inc. for the fiscal years ended December 31, 2010 and 2009, contained an opinion which did not include an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits. The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
16	Letter regarding Change of Accountants, dated April 11, 2011*

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY (Registrant)
Dated: April 11, 2011	By: /s/ Wayne Harding Wayne Harding, Chief Financial Officer